Exhibit 10.1

                          OPTION TO PURCHASE AGREEMENT

          This OPTION TO PURCHASE AGREEMENT (the "Agreement") is made and entered into as of August 2, 1999 by and among InterPro Expense Systems, Inc., a Delaware corporation ("Optionee"), ASA InterPro SmartTime LLC, a Delaware limited liability company (herein "Grantor" or "SmartTime LLC"), and ASA International, Ltd., a Delaware corporation and the sole member of Grantor ("ASA").

                              W I T N E S S E T H:

          WHEREAS, each of Grantor and Optionee believe it is in the best interests of each company that Optionee acquire the option to acquire the assets of, and assume the liabilities of, Grantor (the "Acquisition"), such acquisition to be made, if completed, in accordance with the Asset Purchase Agreement annexed hereto as EXHIBIT A (the "Purchase Agreement"); and

          WHEREAS, Grantor is engaged in the business previously conducted by the SmartTime division of ASA of designing, developing, selling, marketing and implementing software commonly referred to as "SmartTime Software" (the "Business", which term excludes the business related to the Legacy Products and the Lavie Products, as each is defined in the Purchase Agreement) for time and attendance information management ("SmartTime"); and

          WHEREAS, each of Grantor and Optionee believe that is in its respective best interests that during the period of the Option (as defined below) granted hereunder that the Optionee operate the Business; and

          WHEREAS, in order for the Optionee to operate the Business it is necessary for the Grantor to license certain of its assets to the Optionee; and

          WHEREAS, in order to induce ASA, as the sole member of the Grantor, to authorize the Grantor to enter into this Agreement and the transactions contemplated hereby, the Optionee is willing to lend certain sums to ASA.

          NOW, THEREFORE, in consideration of the premises and mutual promises contained in this Agreement, it is agreed:

          1. OPTION.

               1.1 GRANT OF OPTION. Based upon and subject to the terms, agreements, warranties, representations and conditions of this Agreement and the Purchase Agreement, and in consideration of (a) the sum of One Million Six Hundred Sixty Thousand Dollars ($1,660,000) (the "Initial Option Fee") paid by Optionee to Grantor upon the execution hereof and, if the Option (defined below) has not been exercised on or prior to August 1, 2000, (b) the sum of Five Hundred Forty Thousand Dollars ($540,000) (the "Second Option Fee") to be paid by Optionee to Grantor on August 1, 2000 (subject to adjustment as set forth herein and to the terms of the Purchase Agreement), Grantor irrevocably grants to Optionee an option to purchase the Assets (the "Option") upon and subject to the further terms and conditions set forth in this Agreement and the Purchase Agreement. The Initial Option Fee and the Second Option Fee are sometimes collectively referred to as the "Option Fee".

               1.2 OPTION TERM. The Option shall expire at five o'clock p.m., Boston time, on August 31, 2000 (the "Expiration Date").

               1.3 EXERCISE OF OPTION. The Option may be exercised by Optionee at any time beginning August 1, 2000 and prior to the Expiration Date by giving written notice to Grantor designating a date, time and place for the purchase of the Assets (the "Closing Date"), which date shall be not earlier than the close of business on August 1, 2000, nor later that the close of business on August 31, 2000. The Option may be exercised by Optionee prior to August 1, 2000 with the prior written consent of Grantor.

               1.4 PURCHASE PRICE. In the event that Optionee exercises the Option, subject to the further conditions of this Agreement, Optionee agrees to purchase the Assets from Grantor for the purchase price of $7,020,000 less the Option Fee and the Adjustment (the "Purchase Price"), all in accordance with the Purchase Agreement; PROVIDED that Optionee shall have the right offset the Purchase Price by any amount then due and payable from ASA to Optionee under the ASA Note (as defined in Section 7 below).

               1.5 NO RETURN OF OPTION FEE. The Option Fee shall be non-refundable and shall be retained by Grantor whether or not the Option is exercised by Optionee.

          2. REPRESENTATIONS AND WARRANTIES OF GRANTOR AND ASA. Grantor and ASA hereby repeat and incorporate in this Agreement by reference as if fully set forth herein each of the representations and warranties of Grantor and ASA set forth in Article II of the Purchase Agreement. All references therein to the Purchase Agreement shall be deemed for purposes of this Section 2 to apply to this Agreement, the Intellectual Property License Agreement and the Customer Intangibles License Agreement (as each is hereinafter defined.).

          3. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee hereby repeats and incorporates in this Agreement by reference as if fully set forth herein each of the representations and warranties of Optionee set forth in Article III of the Purchase Agreement. All references therein to the Purchase Agreement shall be deemed for purposes of this Section 3 to apply to this Agreement, the Intellectual Property License Agreement and the Customer Intangible License Agreement.

          4. OPERATION OF THE BUSINESS PRIOR TO THE EARLIER OF THE EXPIRATION DATE AND THE CLOSING DATE. During the term of this Agreement Optionee shall operate the Business. In connection therewith, the parties agree to take the following actions:

               4.1 MANAGEMENT AGREEMENT. Simultaneously with the execution of this Agreement, ASA and Optionee shall enter into the Operating Agreement in the form annexed hereto as EXHIBIT B (the "Operating Agreement") regarding the management of Grantor's business and affairs.

               4.2 EMPLOYEES. Simultaneously with the execution of this Agreement, ASA shall transfer all of its employees (excluding the Contracted Employees, as defined herein) to the employment of Optionee and Optionee shall continue the employment of all of such individuals as Optionee's employees at compensation and benefit levels reasonably comparable to such individuals' compensation and benefits as employees of ASA.

               4.3 CONTRACTED EMPLOYEES. The individuals listed on SCHEDULE A annexed hereto shall remain employees of ASA, which shall provide the services of such individuals to Optionee on terms mutually agreeable to ASA and Optionee.

               4.4 LEASE. Simultaneously with the execution of this Agreement, ASA and Optionee shall enter into a lease for premises located at 10 Speen Street, Framingham, Massachusetts, in the form annexed hereto as EXHIBIT C (the "Lease").

               4.5 OPERATING EXPENSES. Following the execution of this Agreement, Optionee shall be responsible for and pay all of the expenses and costs of operating the Business. In connection therewith, Optionee hereby assumes and shall pay for or perform all of the Implementation Obligations and Maintenance Obligations (as each is defined in the Purchase Agreement, and, collectively, the "Assumed Obligations".

               4.6 USE OF FIXED ASSETS. During the term of this Agreement, Grantor shall make available to Optionee, without charge, the use of all computers, furniture and other fixed assets of Grantor to use in the operation of the Business.

               4.7 OPTIONEE LOAN. Grantor hereby agrees to loan to Optionee, in accordance with the provisions of a promissory note in the form annexed hereto as EXHIBIT D (the "InterPro Note"), the Net Cash of the Grantor. For purposes of this Agreement, "Net Cash" shall mean the cash remaining available to Grantor resulting from the collection of the accounts receivable of Grantor existing on the date of this Agreement, after payment therefrom of the Grantor's Balance Sheet Liabilities (as defined in the Purchase Agreement).

          5. CUSTOMER INTANGIBLES LICENSE AGREEMENT. Simultaneously with the execution of this Agreement, Grantor and Optionee shall enter into the Customer Intangibles License Agreement in the form annexed hereto as EXHIBIT E (the "Customer Intangibles License Agreement").

          6. INTELLECTUAL PROPERTY LICENSE AGREEMENT. Simultaneously with the execution of this Agreement, Grantor and Optionee shall enter into the Intellectual Property License Agreement in the form annexed hereto as EXHIBIT F (the "Intellectual Property License Agreement").

          7. ASA LOAN. Simultaneously with the execution of this Agreement, Optionee shall loan to ASA the sum of Three Million Two Hundred Thousand Dollars ($3,200,000) to be evidenced by a promissory note in the form annexed hereto as EXHIBIT G (the "ASA Note").

          8. CONFIDENTIALITY. Each of the parties hereto hereby agrees to keep such information or knowledge obtained pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, confidential; provided, however, that the foregoing shall not apply to information or knowledge which (a) a party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is generally known to the public and did not become so known through any violation of law or this Agreement, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party from other sources, (e) is required to be disclosed by order of court or government agency with subpoena powers or (f) which is disclosed in the course of any litigation between any of the parties hereto.

          9. SURVIVAL OF REPRESENTATIONS. The representations and warranties of each of the parties set forth herein shall survive the execution of this Agreement and continue until the earlier of (a) the Expiration Date or (b) the Closing Date.

          10. EXPENSES Subject to the terms in the Purchase Agreement, whether or not the transactions contemplated by this Agreement are consummated, all fees and expenses incurred in connection therewith including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses.

          11. PUBLIC DISCLOSURE Unless otherwise required by law or this Agreement, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement or the transactions contemplated hereby shall be made by a party unless approved by the other parties.

          12. REASONABLE COMMERCIAL EFFORTS Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its reasonable commercial efforts to take promptly, or cause to be taken promptly, all actions, and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations: to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

          13. ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES Each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

          14. NON-COMPETITION AND NON-SOLICITATION During the term of this Agreement, each of Grantor and ASA agree to be bound by the provisions of Sections 5.13 and 5.14 of the Purchase Agreement as if such provisions were fully set forth herein.

          15. ATTORNEYS' FEES Subject to the provisions of Section 7.2 of the Purchase Agreement, if any party to this Agreement brings an action against another party to this Agreement to enforce its rights under this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and expenses, including attorneys' fees and costs incurred in connection with such action, including the appeal of such action.

          16. NOTICES All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via telecopy (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


                  (a)      if to Optionee, to:

                           InterPro Expense Systems, Inc.
                           4125 Hopyard Road
                           Pleasanton, California
                           Attention:  Edward Comfoltey
                           Telecopy No.:  (925) 730-7642

                           with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California  94304
                           Attention:  Brian C. Erb, Esq.
                                       John Whittle, Esq.
                           Telecopy No.:  (650) 493-6811

                  (b)      if to Grantor or ASA, to:

                           SmartTime LLC
                                    or
                           ASA International, Ltd.
                           10 Speen Street
                           Framingham, MA
                           Attention:  Alfred C. Angelone
                           Telecopy No.:  (508) 626-0644

                           with a copy to:

                           Stroock & Stroock & Lavan LLP
                           100 Federal Street
                           Boston, MA 02110
                           Attention:  Paul D. Broude, Esquire
                           Telecopy No.:  (617) 330-5111

          17. INTERPRETATION When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          18. COUNTERPARTS This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          19. ENTIRE AGREEMENT This Agreement and the Schedules and Exhibits hereto: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder, unless expressly provided otherwise; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

          20. SEVERABILITY In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          21. OTHER REMEDIES Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          22. GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          23. RULES OF CONSTRUCTION The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          24. DISPUTE RESOLUTION. Any dispute between the parties arising out of or related to this Agreement shall be settled by arbitration in accordance with the provisions of the Purchase Agreement as if such provisions were fully set forth herein.

          IN WITNESS WHEREOF, InterPro Expense Systems, Inc., SmartTime LLC and ASA International, Ltd. have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.

                                          INTERPRO EXPENSE SYSTEMS, INC.


                                          By: /S/ ED COMFOLTEY
                                             --------------------------


                                          SMARTTIME LLC


                                          By: /S/ ALFRED C. ANGELONE
                                             --------------------------


                                          ASA INTERNATIONAL, LTD.


                                          By: /S/ ALFRED C. ANGELONE
                                             --------------------------